Exhibit 99.3

Leading Freedom - First AI Infrastructure from Video to Cloud November 10, 2025

Christopher Pavlovski Founder, Chairman & CEO | Rumble Paolo Ardoino CEO | Tether Today we are announcing the combination of two assets that will form a major accelerant towards the goals of building a Freedom - First Ecosystem “ TW O COMPANIES, ONE MISSION “ Today we ’re unve iling the Freedom - Firs t ecos ys tem, which repres ents a new way forward for te ch roote d in fre e dom, privacy, independence and res ilience . The as p ira t ion is to be a fie rce compe t ito r to a ll of Big Te ch . In a world that goes darker, a Stable Society requires equipotent and independent access to technology and financial tools . Decentralization of these makes society resilient to failures and control . 2

Freedom. Privacy. Independence. Resilience. Censored . Controlled . Locked - In . Biased. FREEDOM - FIRST IS A NEW W AY FORW ARD FOR TECH Which Internet Highway Would You Pick? VS. 3

Payments 4 Video Advertising IaaS 47M Monthly Active Users 1 Emerging Cloud Business Secured $775M strategic investment with Tether Market leading video platform and ad platform 1 as reported Q3 2025 IaaS = infrastructure as a service Launched Rumble Cloud in 2024 as an IaaS offering RUMBLE TODAY Pionee ring The Freedom - Firs t Portfo lio

NORTHERN DATA TODAY

One Of The Largest GPU Estates In The World

TAIGA CLOUD BY NORTHERN DATA GROUP

GPUaaS

22K+ GPUs

ARDENT DATA CENTERS BY NORTHERN DATA GROUP

Data Centers

9 Data Centers[1]

→ A sovereign AI Cloud platform operating one of the largest fleets of advanced GPUs

→ Global access to energy-efficient network.

1 includes 4 owned data centers
Data center and GPU information based on information provided by Northern Data.
GPUaaS = GPU as a service

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COMBINED FUTURE

The Freedom First Technology Ecosystem

rumble

Video

Advertising

Payments

Consumer

47M Monthly Active Users [1]

rumble

IaaS

GPUaaS

Data Centers

Enterprise

22K+ GPUs | 9 Data Centers [2] | >$1B in Capital Deployed [3]

1 as reported Q3 2025;
2 includes 4 owned data centers
3 Data center and GPU information based on information provided by Northern Data.
IaaS = infrastructure as a service; GPUaaS = GPU as a service

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Media Cloud Payments IaaS = infrastructure as a service; PaaS = platform as a service, GPUaaS = GPU as a service VIS ION Expanding the Ecos ys te m AI Web A ne w w ay fo rw a rd fo r t e c h. The Freedom - First Ecosystem 7 Data Centers Advertising Productivity

Immediate Scale in Enterprise via GPUaaS & Data Center Business Expanding International Footprint Go To Market Strategy Utilizing Government & Corporate Relationships STRATEGIC RATIONALE Build an Unstoppable Independent Ecosystem Exchange Offer for Northern Data Vision

IMMEDIATE SCALE IN CLOUD & DATA CENTERS

Strategic Rationale

Significant step to building a **full-stack cloud platform** from power to GPUaaS and beyond.

TAIGA CLOUD
BY NORTHERN DATA GROUP

20K+	**2K+**
Nvidia H100s	Nvidia H200s

ARDENT DATA CENTERS
BY NORTHERN DATA GROUP

>$1B	**9**
Capital Deployed	Data Centers [1]

1 includes 4 owned data centers
Data center and GPU information based on information provided by Northern Data.

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EXPANDING INTERNATIONAL FOOTPRINT
Strategic Rationale

Combining Rumble and Northern Data to build globally accessible computing infrastructure with a user-first philosophy.



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As part of the announce me nt, Te the r has committe d to b e come an anchor cus tome r w it h an in it ia l purchas e commitme nt of up to $150 million of GPU s e rvices over a 2 - ye a r pe rio d fo llo w in g the c lo s in g of the t rans action. The Stable Company SECURING THE GO TO MARKET STRATEGY Strategic Rationale Stable Energy Stable Finance Stable Intelligence Stable Communication 11

12 COMBINATION A Growing Player In The High Growth AI, GPU Market GPUs Data Centers Market Cap (As of 11/7/2025) 300 K 33 $55B+ 30K 7 $25B+ 22K+ 1 9 2 $ 3.5 B+ 1 include s 4 owne d da ta ce nte rs 2 Re pre s e nts the combine d ma rke t ca ps for Rumble a nd Northe rn Da ta . Source : Pub lic filing s

THE TRANSACTION Financial Terms: All - stock transaction where each Northern Data shareholder will receive 2.0281 newly issued Rumble Class A shares Pro Forma Ownership: Rumble 69.6% / Northern Data 30.4% Note: See press release for further details. 13

Secured an initial 2 - year $ 150 million commitment by Te the r in GPU purchas e s Rumble ins tantly be come s a growing player in the AI, GPUaaS, power and data center marke ts Unlocks AI opportunities across Rumble video to s upport adve rtis e rs , us e rs and cre a tors . Secured $100 million advertising commitme nt from Te the r LEADING THE FREEDOM - FIRS T AI INFRAS TRUC TURE From Cloud To Vide o 14

Te the r & Ru m b le Securing The Business Model With The Anchor Partner 15

16 This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Investors should read statements that contain these words carefully because they discuss future expectations, contain projects of future results of operations or financial condition ; or state other “forward - looking” information . These forward - looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Rumble’s and Northern Data’s control . These forward - looking statements include, but are not limited to, statements regarding benefits of the proposed transaction, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results . Forward - looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected . No assurance can be given that these forward - looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved . Factors that could cause actual results to differ materially from those indicated in any forward - looking statement include, but are not limited to : the expected timing and likelihood of the completion of the contemplated transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the contemplated transaction that could reduce anticipated benefits or cause the parties to abandon the transaction ; risks that the condition to the publication of the offer document relating to the outcome of an independent investigation to be conducted by Northern Data into certain VAT tax - related allegations is not satisfied ; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction ; the ability to successfully complete the proposed transaction ; regulatory or other limitations imposed as a result of the proposed transaction ; the success of the business following the proposed transaction ; the ability to successfully integrate Rumble’s and Northern Data’s businesses ; the possibility that the requisite number of Northern Data’s shares may not be tendered in the exchange offer ; the risk that the parties may not be able to satisfy the conditions to closing of the proposed transaction in a timely manner or at all ; risks related to disruption of management time from ongoing business operations due to the proposed transaction ; the risk that the announcement or consummation of the proposed transaction could have adverse effects on the market price of Rumble’s Class A common stock or Northern Data’s capital stock or the ability of Rumble and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally ; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies ; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products ; the risk posed by potential breaches of information systems and cyber - attacks ; the risks that Rumble, Northern Data or the post - combination company may not be able to effectively compete, including through product improvements and development ; and such other factors as are set forth in Northern Data’s annual and interim financial reports made publicly available and Rumble’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Rumble’s Form 10 - K for the fiscal year ended December 31 , 2024 and Rumble’s Form 10 - Q for the quarterly period ended September 30 , 2025 , which are available via the SEC’s website at www . sec . gov . The foregoing list of risk factors is not exhaustive . These risks, as well as other risks associated with the contemplated transaction, will be more fully discussed in the proxy statement/prospectus and the offering prospectus that will be included in the registration statement that will be filed with the SEC and in an offering document and/or any prospectuses or supplements to be filed with the German Financial Supervisory Authority ( Bundesanstalt für Finanzdienstleistungsaufsicht ) in connection with the contemplated transaction . In light of these risks, uncertainties and assumptions, the events described in the forward - looking statements might not occur or might occur to a different extent or at a different time than Rumble or Northern Data has described . All such factors are difficult to predict and beyond our control . All forward - looking statements included in this document are based upon information available to Rumble on the date hereof, and Rumble disclaims and does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . No assurances can be given that any of the events anticipated by the forward - looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Rumble or Northern Data . Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction or Rumble’s or Northern Data’s ability to successfully complete the proposed transaction or realize the expected benefits from the proposed transaction . You are cautioned not to rely on Rumble’s and Northern Data’s forward - looking statements . These forward - looking statements are and will be based upon management’s then - current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements . Rumble does not assume any duty to update or revise forward - looking statements herein, whether as a result of new information, future events or otherwise, as of any future date . FORW ARD LOOKING STATEMENTS

17 IMPORTANT INFORMATION The exchange offer contemplated by this presentation (the “ Offer ” ) will be implemented in accordance with the applicable laws of the Federal Republic of Germany and the United States . As the shares of Northern Data are listed in the open market (Freiverkehr), it will not be subject to the German Securities Acquisition and Trading Act (Wertpapiererwerbs - und Übernahmegesetz) . The Offer, if launched, will not be filed, published or publicly advertised pursuant to the laws of any jurisdiction other than the Federal Republic of Germany and the United States of America . Rumble assumes no responsibility for the publication, dispatch, distribution or dissemination of any documents connected with the Offer outside the Federal Republic of Germany, the Member States of the European Union, the European Economic Area and the United States being compatible with the applicable requirements of jurisdictions other than those of the Federal Republic of Germany and the United States . Furthermore, Rumble assumes no responsibility for the non - compliance of third parties with any laws . The information is provided in good faith and is intended for informational purposes and to comply with applicable laws and requirements . The information is not intended to constitute, and does not constitute, an offer or part of an offer to sell or otherwise dispose of any securities, or an invitation or solicitation of an offer to purchase or otherwise acquire any securities . Shareholders of Rumble and Northern Data are strongly advised to read the offer document, the prospectus relating to Rumble shares as well as all other documents related to the Offer, as they will contain important information . To the extent permissible under applicable law, Rumble may purchase, or conclude agreements to purchase, shares in Northern Data, directly or indirectly, or enter into derivative transactions with respect to the shares in Northern Data, outside of the Offer, before, during or after the period in which the Offer remains open for acceptance . This applies to other securities which are directly convertible into, exchangeable for, or exercisable for shares in Northern Data . These purchases may be completed via the stock exchange at market prices or outside the stock exchange in negotiated transactions . Any information about such purchases will be disclosed as required by law or regulation in Germany, the United States and any other relevant jurisdiction . This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be commenced except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended (the “ Securities Act ” ) . When the Offer is launched in accordance with the definitive agreements for the transaction, such Offer will only be made pursuant to a Registration Statement on Form S - 4 and related information statement and other relevant documents to be filed by Rumble with the SEC . Before making any voting or investment decision, investors and security holders of Northern Data are strongly advised to read the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC in connection with the Offer, when launched, as they become available because they will contain important information about the transaction . Holders of Northern Data shares will need to make their own decision whether to tender shares in the Offer, when launched . Investors and security holders of Northern Data will be able to obtain free copies of the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC by Rumble through the website maintained by the SEC at www . sec . gov . Neither the SEC nor any U . S . state securities commission has passed any comment upon the adequacy, accuracy or completeness of the disclosure in this release . Any representation to the contrary is a criminal offence in the United States . Certain Information Regarding Participants Rumble and its directors, executive officers and other members of its management and employees may be deemed under SEC rules to be participants in the solicitation of proxies of Rumble ’ s stockholders in connection with the proposed transactions . Information concerning the interests of Rumble ’ s participants in any such solicitation, if applicable, which may, in some cases, be different from those of Rumble ’ s stockholders generally . Information regarding the directors and executive officers of Rumble is contained in Rumble ’ s Annual Report on Form 10 - K for the year ended December 31 , 2024 , and its Proxy Statement on Schedule 14 A, dated April 25 , 2025 , which are filed with the SEC and can be obtained free of charge from the sources indicated above . Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the information statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available .